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                                                                   Exhibit 10.20


Mirandy Products Ltd.
1078 GRAND AVE. -SO. HEMPSTEAD. N.Y. 11550/ (516)489-6800/1-600-344-5637/
FAX (516)489-6073

                     MANUFACTURER'S REPRESENTATIVE AGREEMENT

Agreement made this 23rd day of January, 1997 between Mirandy Products, a New York Corporation and Joe Nelson of Jet Aviation Trading, Inc.



The parties agree as follows:

The company appoints Joe Nelson as a Manufacturer's Representative on a straight commission basis as distributor for specific carriers. All valid orders shipped and billed at book price are payable at ________ commission. On orders shipped and billed at less than book price, the difference in percentage shall be deducted from said commissions.

Commissions are paid upon receipt of payment for each order.

Mirandy Products Ltd.

By:_______________________________

Manufacturer's Representative:

/s/ Joseph Nelson
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